Exhibit 99.1 New Ideas. Better Medicines.   Presentation to Investors January 2020Exhibit 99.1 New Ideas. Better Medicines. Presentation to Investors January 2020

Forward‐Looking Statements This presentation contains forward‐looking statements that involve substantial risks and uncertainties. In some cases, you can identify forward‐looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “seek,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward‐looking statements contain these words. These statements relate to future events or our future financial performance or condition and involve known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward‐looking statements. These risks, uncertainties and other factors are described more fully in our periodic reports filed with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10‐K for the year ended December 31, 2018, filed with the SEC on March 11, 2019, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. In light of the significant uncertainties in our forward‐looking statements, you should not place undue reliance on these statements or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. The forward‐looking statements contained in this presentation represent our estimates and assumptions only as of the date of this presentation and, except as required by law, we undertake no obligation to update or revise publicly any forward‐looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. This presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our drug candidates, as well as data regarding market research, estimates and forecasts prepared by our management. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. 2Forward‐Looking Statements This presentation contains forward‐looking statements that involve substantial risks and uncertainties. In some cases, you can identify forward‐looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “seek,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward‐looking statements contain these words. These statements relate to future events or our future financial performance or condition and involve known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward‐looking statements. These risks, uncertainties and other factors are described more fully in our periodic reports filed with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10‐K for the year ended December 31, 2018, filed with the SEC on March 11, 2019, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. In light of the significant uncertainties in our forward‐looking statements, you should not place undue reliance on these statements or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. The forward‐looking statements contained in this presentation represent our estimates and assumptions only as of the date of this presentation and, except as required by law, we undertake no obligation to update or revise publicly any forward‐looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. This presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our drug candidates, as well as data regarding market research, estimates and forecasts prepared by our management. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. 2

ChemoCentryx (CCXI): Inhibiting Disease-Driving Chemoattraction

- Chemoattractant receptors (chemokine receptors and complement receptors) attract and activate destructive inflammatory cells in disease
- CCXI platform: inhibition a given chemoattractant receptor with *orally-administered* small molecule
- CCXI Doctrine: Precise mechanism – precise medicine
    - *Anti-inflammatory, not immunosuppressive*



Extracellular
Cell membrane
Intracellular
Chemoattractant
(e.g. C5a, chemokine MCP-1)
Receptor
(e.g. C5a Receptor, CCR2)

3

CCXI Value Creation: From Basic Science to Commercialization

Precision Approach Leads to Better Medicines

CCXI drug candidates selectively target a specific chemoattractant or chemokine receptor

Leaves rest of the immune system intact

Broad Pipeline of Unique, Orally-Administered, Small Molecule Therapeutics

Targeting indications with clear regulatory pathways and multi-billion dollar market potential

Robust clinical data generated with avacopan and CCX140

Advanced Programs Focused on Orphan Diseases

Landmark Phase III ADVOCATE trial in ANCA vasculitis demonstrated superiority

Topline data expected in 2020 for four more trials: two each for avacopan and CCX140

Establishing Strong Global Commercial Capabilities

CCXI owns commercial rights in the U.S.

Building marketing, medical, quality capabilities

Vifor Pharma to pay CCXI teens to mid-20s royalties on any Ex-U.S. sales

4

ADVOCATE Phase III Data for ANCA Vasculitis: A Defining Moment for CCXI in 2019

ADVOCATE

A Phase 3 Clinical Trial of CCX168 (Avacopan) in Patients With ANCA-Associated Vasculitis

Delivering on Our Promise to Bring Avacopan to the ANCA Vasculitis Community

- Data demonstrate avacopan's superiority to standard of care in treating patients with ANCA vasculitis
  - NDA / EMA submissions planned for 2020
- Avacopan is the first chemoattractant inhibitor for autoimmune and inflammatory disease to demonstrate clinical benefit in a pivotal trial
- C5a receptor biology validated; avacopan potentially a pipeline in a drug:
  - Late-stage trials in hidradenitis suppurativa (HS) and C3 glomerulopathy (C3G)
  - ADVOCATE success opens the door to potential additional opportunities in nephrology

5

CHEMOCENTRYX

CCXI Broad Pipeline from Novel Discovery Platform

THERAPEUTIC AREA	DRUG/ TARGET	INDICATION	PRECLINICAL	PHASE I	PHASE II	PHASE III	NDA
Complement Inhibition in Orphan Diseases	Avacopan (formerly CCX168) / C5aR	ANCA-ASSOCIATED VASCULITIS					
		C3 GLOMERULOPATHY					
		HIDRADENITIS SUPPURATIVA					
Chronic and Orphan Kidney Diseases	CCX140/CCR2	ORPHAN KIDNEY DISEASE - FOCAL SEGMENTAL GLOMERULOSCLEROSIS					
		DIABETIC KIDNEY DISEASE, SUCCESSFULLY COMPLETED PHASE II					
Other Inflammatory and Autoimmune Diseases	CCX507/CCR9	IBD: ULCERATIVE COLITIS					
	CCR6	TH17 DRIVEN DISEASE, e.g. PUSTUALAR PSORIASIS					
Immuno-Oncology	CCX872/ CCR2	ADVANCED PANCREATIC CANCER					
		OTHER ONCOLOGY INDICATIONS					

6

ChemoCentryx

Beyond ADVOCATE ‐ “2020 4‐Sight”: Four Data Readouts Anticipated in 2020 1 1 1 1 1 2 3 4 FSGS FSGS Hidradenitis C3G Suppurativa No Approved  No Approved  No Approved  Treatment  Treatment  Approved  Treatment Options  Treatment Has  Options Options Large Controlled  Limited Efficacy  CCX140 LUMINA‐2  ‘Phase IIb’ Avacopan  CCX140 LUMINA‐1  ACCOLADE Trial  Data Expected 2020;  Data Expected Q2 2020 Data Expected Q3 2020 Potentially to Support  Nephrotic Proteinuria  ‘Phase IIb’ Avacopan  Registration Potentially Registrational AURORA Trial 7Beyond ADVOCATE ‐ “2020 4‐Sight”: Four Data Readouts Anticipated in 2020 1 1 1 1 1 2 3 4 FSGS FSGS Hidradenitis C3G Suppurativa No Approved No Approved No Approved Treatment Treatment Approved Treatment Options Treatment Has Options Options Large Controlled Limited Efficacy CCX140 LUMINA‐2 ‘Phase IIb’ Avacopan CCX140 LUMINA‐1 ACCOLADE Trial Data Expected 2020; Data Expected Q2 2020 Data Expected Q3 2020 Potentially to Support Nephrotic Proteinuria ‘Phase IIb’ Avacopan Registration Potentially Registrational AURORA Trial 7

Avacopan (CCX168) A Unique Orally Administered Inhibitor of the Complement 5a Receptor (C5aR) 8Avacopan (CCX168) A Unique Orally Administered Inhibitor of the Complement 5a Receptor (C5aR) 8

Avacopan: Unique Orally Administered C5aR Inhibitor



Classical Pathway
Lectin Pathway
Alternative Pathway
C3
Amplification Loop
C3b
C3a
C3aR
Leukocyte migration and signalling
1
C5 (full length)
Eculizumab (Soliris)
C5-convertase
C5a Antibodies
C5a
C5b
C6-C9
MAC (C5b-9)
Cell lysis (i.e., Neisseria control)
Reason for black box warning for eculizumab
Avacopan
C5aR
Leukocyte trafficking, migration and activation
C5a (desArg)
C5L2
C5a internalization and destruction
iC3b
C3b
CR2
Adaptive signalling
CR1CR1g CR3CR4
Phagocytosis and clearance
4
3
2

1. We believe avacopan avoids long-term biological consequences of 'upstream' complement inhibition
2. Avacopan does not block C5b-9 production; leaving host defense mechanism (MAC) in place
3. Avacopan preserves beneficial functions of C5L2 pathway
4. Avacopan approach targeting 'downstream' complement pathway we believe is best

9

Avacopan Targets Only C5aR (C5aR1 / CD88); Why Preserving C5L2 (C5aR2) is Important


C5 (full length)
Eculizumab (Soliris)
C5-convertase
C5a
C5b
C6-C9
Avacopan
C5a (desArg)
MAC (C5b-9)
C5aR
C5L2
Leukocyte trafficking, migration and activation
C5a internalization and destruction; other positive signaling events
Cell lysis (i.e., Neisseria control)

- **An Anti-inflammatory Function for the Complement Anaphylatoxin C5a-binding Protein, C5L2.** *Gerard et al, J. Biol Chem, 2005*
- **Disruption of the Complement Anaphylatoxin Receptor C5L2 Exacerbates Inflammation in Allergic Contact Dermatitis.** *Wang et al, Jour Immunol, 2013*
- **C5L2, the Second C5a Anaphylatoxin Receptor, Suppresses LPS-Induced Acute Lung Injury.** *Wang et al, Am Jour Resp Cell and Mol Bio, 2016*
- **C5a Receptor (CD88) Blockade Protects Against MPO-ANCA Glomerulonephritis (GN).** *Xiao et al, Jour Am Soc Nephrology, 2014 (Paper contains data that C5L2 deficiency exacerbates GN)*

Avacopan does not impede the beneficial properties of C5a interacting with C5L2

10

ChemoCentryx

Anti‐Neutrophil Cytoplasmic Auto‐antibody (ANCA) Vasculitis: A Complement C5a Activated Neutrophil‐Driven Disease Overview • Highly inflammatory and progressive autoimmune disease caused by the over‐activation of the complement system; generation of C5a • Kidney is a major target organ • Characterized by recurring flares, accruing into irreversible organ system damage (end‐stage renal disease) and death; relapse is common • Significantly impacts multiple aspects of physical function, emotional well‐being, and overall productivity Rationale for Avacopan Auto Antibodies→ Activation of Complement Cascade → Generation of C5a → C5a Binds C5a Receptor (C5aR) on Neutrophils → C5aR‐Activated Neutrophils Destroy Blood Vessels 11Anti‐Neutrophil Cytoplasmic Auto‐antibody (ANCA) Vasculitis: A Complement C5a Activated Neutrophil‐Driven Disease Overview • Highly inflammatory and progressive autoimmune disease caused by the over‐activation of the complement system; generation of C5a • Kidney is a major target organ • Characterized by recurring flares, accruing into irreversible organ system damage (end‐stage renal disease) and death; relapse is common • Significantly impacts multiple aspects of physical function, emotional well‐being, and overall productivity Rationale for Avacopan Auto Antibodies→ Activation of Complement Cascade → Generation of C5a → C5a Binds C5a Receptor (C5aR) on Neutrophils → C5aR‐Activated Neutrophils Destroy Blood Vessels 11

Anti-Neutrophil Cytoplasmic Auto-antibody (ANCA) Vasculitis: A Complement C5a Activated Neutrophil-Driven Disease

Overview

- Highly inflammatory and progressive autoimmune disease caused by the over-activation of the complement system; generation of C5a
- Kidney is a major target organ
- Characterized by recurring flares, accruing into irreversible organ system damage (end-stage renal disease) and death; relapse is common
- Significantly impacts multiple aspects of physical function, emotional well-being, and overall productivity

Rationale for Avacopan

Auto Antibodies →
Activation of Complement Cascade →
Generation of C5a → ✕
~~C5a Binds C5a Receptor (C5aR) on Neutrophils →~~
~~C5aR-Activated Neutrophils Destroy Blood Vessels~~

Current Treatments

High-dose steroids for 6 months + **Immuno-suppressants**

- Prednisone
- Methylprednisone

- Cyclophosphamide OR
- Rituximab

Status | **Avacopan ANCA Vasculitis NDA Filing Anticipated Mid-2020**

12
ChemoCentryx

The Time for an ANCA Vasculitis Treatment Paradigm Shift Has Arrived

ADVOCATE

Current ANCA Vasculitis Chronic High-Dose Steroid SOC


Steroids
for 6 Months
(Tapered Regimen)

- Prednisone
- Methylprednisone

+

Cyclophosphamide

or

Rituximab

With Current SOC:

- 11-16% die within 1st year of diagnosis*
- Greatest risk to patients in first year comes from steroid-induced infections
- Current treatments contribute ~60% of the mortality rate*
- Need to taper steroid = high relapse rate
- Irreversible organ damage with relapse (especially in the kidney)

Major Unmet Needs – Traditional Therapy is:

Not Safe
- Prevent glucocorticoid-related toxicity and infection

Not Fast
- Prevent damage and preserve renal function

Not Durable
- Majority of patients at risk for relapse for many years

* Little et al, 2010 Ann Rheum Dis 69:1036–1043, Flossmann et al 2011 Ann Rheum Dis 70:488–494.

13

ChemoCentryx

Avacopan's Value Proposition: A Superior Profile in Treating ANCA Vasculitis

ADVOCATE

Stop active vasculitis (as soon as possible)

Reduction in vasculitis activity score (**BVAS[1]**, a signs and symptoms index)

Eliminate current therapy- induced illness

From chronic steroids, From cyclophosphamide; rituximab (measured by GTI[2])

Stop accumulated organ damage

From both vasculitis and from steroid therapy toxicity (measured in part by VDI[3]; also renal parameters)

Improve patient quality of life

Validated quality of life (QOL) instruments

Patient reported outcomes (PROs)

1. *Birmingham Vasculitis Activity Score*
2. *Glucocorticoid Toxicity Index*
3. *Vascular Damage Index*

14

ChemoCentryx

Avacopan ADVOCATE Pivotal Phase III Trial Design

ADVOCATE



Two primary endpoints:
(both analyzed after 52 weeks)
1
BVAS Remission* at 26 Weeks
2
BVAS Remission* at 52 Weeks
Screening and Randomization
Test Group (N=165)
Avacopan, 30 mg twice daily
Dummy prednisone taper over 21 weeks
RTX, 4 weeks or CYC, 12 weeks followed by AZA
Active Comparator / SoC Group (N=165)
Placebo Avacopan, twice daily
Prednisone, 60 mg/day with standard tapering to zero over 21 weeks
RTX, 4 weeks or CYC, 12 weeks followed by AZA

RTX = Rituximab
AZA = Azathioprine
*BVAS Remission: BVAS of zero and no steroids for ≥4 weeks

15

ChemoCentryx

Primary and Key Secondary Endpoints and Statistical Design of ADVOCATE Trial

ADVOCATE

Two Primary Endpoints (not Co-Primaries)
-- Evaluated at Weeks 26 and 52 --

Remission = BVAS score of zero and off steroids 4 weeks prior

- Comparing avacopan with no chronic high dose steroid vs. steroid containing standard of care (SOC)
- Statistical null hypotheses tested in a predefined hierarchical manner (gatekeeping procedure) to preserve Type I error
    - Week 26 non-inferiority (previous regulatory standard); if achieved, then
    - Week 52 non-inferiority; if achieved, then
    - Week 52 superiority

Secondary Endpoints
-- Reduce the Total Burden of Disease --

- Change in health-related Quality of Life
- Biological response measures:
    - Glucocorticoid-induced toxicity
    - Estimated glomerular filtration rate (eGFR)
    - Urinary albumin:creatinine ratio (UACR)
    - Urinary MCP-1:creatinine ratio
    - Change in Vasculitis Damage Index (VDI)
- Incidence of withdrawals due to adverse event

16

ChemoCentryx

ADVOCATE Demonstrates Avacopan's Superiority Over Standard of Care

ADVOCATE

- Stop active vasculitis
- Eliminate current therapy-induced illness
- Stop accumulated organ damage
- Improve patient quality of life

Primary Endpoints: Can avacopan therapy fulfill the pre-specified statistical null hypothesis for the primary BVAS endpoints of vasculitis remission at week 26 and sustained remission at week 52?

BVAS Remission[1]	Avacopan	Active Comparator / SOC Control	p Value
26 Weeks	72.3%	70.1%	p<0.0001 non-inferiority
52 Weeks	65.7%	54.9%	p=0.0066 superiority

Result

Numerically superior, statistically significant non-inferior at 26 weeks

Statistically superior sustained remission at 52 weeks

[1]BVAS remission: BVAS of zero and no steroids for ≥4 weeks

17

ChemoCentryx

Avacopan Superior in Reducing Steroid-Related Toxicities

ADVOCATE

- Stop active vasculitis
- Eliminate current therapy-induced illness
- Stop accumulated organ damage
- Improve patient quality of life

Glucocorticoid Related Toxicity			
Glucocorticoid Toxicity Index (GTI) v2	**Avacopan**	**Control (SOC)**	**P Value**
GTI Cumulative Worsening Score	39.7	56.6	p=0.0002
GTI Aggregate Improvement Score	11.2	23.4	p=0.0082

- The GTI was developed to assess the comparative benefits of new, steroid-sparing agents to allow investigators to accurately measure their ability to prevent or reverse glucocorticoid-related toxicity
- Avacopan groups also showed significantly reduced glucocorticoid AE's based on EULAR-recommended adverse event terms and those based on Investigator Assessment of causality
- Overall safety profile acceptable to support development in ANCA vasculitis; overall rates of AE's and SAE's commensurate with other ANCA studies at 12 months

Result — Statistically significant reduction in steroid-related toxicity

18

ChemoCentryx

Avacopan Demonstrates Significant Improvement in Renal Function

ADVOCATE

- Stop active vasculitis
- Eliminate current therapy-induced illness
- Stop accumulated organ damage
- Improve patient quality of life

Estimated Glomerular Filtration Rate (eGFR)			
Mean Change Expressed in ml/min/1.73m²	**Avacopan**	**Control (SOC)**	**P Value**
Baseline change to week 26 in eGFR	5.8 mL/min/1.73²	2.8 mL/min/1.73²	p=0.0413
Baseline change to week 52 in eGFR	7.3 mL/min/1.73²	4.0 mL/min/1.73²	p=0.0259

Result — Statistically significant improvement in renal function

19

ChemoCentryx

Avacopan: Marked Improvements in Kidney Function Change from Baseline in eGFR in Patients with Renal  Change from Baseline in eGFR in Patients with eGFR  Disease at Baseline (Pre‐specified)  <30 at Baseline (Pre‐specified)  Baseline eGFR ~21 in  (Baseline eGFR ~45) in  20Avacopan: Marked Improvements in Kidney Function Change from Baseline in eGFR in Patients with Renal Change from Baseline in eGFR in Patients with eGFR Disease at Baseline (Pre‐specified) <30 at Baseline (Pre‐specified) Baseline eGFR ~21 in (Baseline eGFR ~45) in 20

Improving Kidney Function with Avacopan: Examples of Underserved Complement-driven Kidney Disease

Lupus Nephritis

- Uncontrolled complement system activation implicated in kidney destruction and ESRD in ~20-40% of SLE patients
- Primarily affects young and predisposition to females
- Kidney transplant not uncommon, does not cure disease
- Huge economic burden on HC systems
- Prevalence ~ 65,000-100,000 based on claims data

Current Treatments

<u>No Adequate Therapy</u>

- Poorly controlled with broad immunosuppression not unlike traditional ANCA Therapy (Glucocorticoids + CYC, etc)
- Also mycophenolate, calcineurin inhibitors
- Widely acknowledged need for new, targeted therapy

Polycystic Kidney Disease

- PKD is a cystic renal disease characterized by growth of large cysts in the kidney
- Genetic basis but role of complement in end stage pathology broadly supported by animal data and human data
- Not orphan, though subtypes (such as autosomal recessive form) much less common

Current Treatments

<u>No Adequate Therapy</u>

- Transplant

Other Renal / Complement Disorders

- Several proteinuric disorders including Membranous nephropathy, IgAN, Alport syndrome etc.
- Complement dysregulation implicated in pathology and progression to ESRD
- Few if any adequate therapies
- Also, complications of complement activation in dialysis settings
- *Regulatory approval path may be open to new registration endpoints*

<u>New Paths to Registration?</u>

- Experts opine on regulators' acceptance of eGFR based trials based on strength of ADVOCATE renal improvement data
- May unlock marked new value opportunities for avacopan

21

ChemoCentryx

ADVOCATE Demonstrates Improvements in Validated Health-Related Quality of Life Metrics

ADVOCATE

- Stop active vasculitis
- Eliminate current therapy-induced illness
- Stop accumulated organ damage
- Improve patient quality of life

- Avacopan group scored higher in all (10 of 10) measured domains and categories of the SF-36 QOL instrument at both weeks 26 and 52
- Avacopan group statistically significantly higher in a majority (6/10) including:
  - Physical Component Score
  - Physical Functioning
  - Role Physical
  - Role Emotional
  - Vitality
  - General Health Perception
- The avacopan group also reported statistically significantly better outcomes on the EuroQOL-5D-5L instrument (Visual Analogue Scale and EQ Index)

Result **Statistically significant improvements in quality of life**

22

ChemoCentryx

ADVOCATE Demonstrates Avacopan's Superiority Over Standard of Care…

ADVOCATE

Stop active vasculitis	Result	Numerically superior, statistically significant non-inferior at 26 weeks Statistically superior sustained remission at 52 weeks
Eliminate current therapy-induced illness	Result	Statistically significant reduction in Glucocorticoid Toxicity Index (GTI) and other accepted assessments of glucocorticoid toxicity
Stop accumulated organ damage	Result	Statistically significant improvement in estimated glomerular filtration rate
Improve patient quality of life	Result	Statistically significant improvements in quality of life

23

ChemoCentryx

...and Provides Potential Path to Regulatory Approval

ADVOCATE

- Statistical superiority over standard of care opens pathway to potential FDA and EMA regulatory approval
- Data addressing total burden of disease further enhances value proposition
  - Improved renal function parameters (eGFR)
  - Reduced steroid-induced toxicity
  - Improved health-related Quality of Life
  - Safety profile vs glucocorticoid SOC

Status **Plan to File NDA with FDA in Mid-2020**

24

ChemoCentryx

̴ ̴ Avacopan’s Potential Multi‐Billion Commercial Opportunity Starts with ANCA Vasculitis ADVOCATE established 52 weeks as a reasonable minimum treatment Illustrative Example of Potential Annual Sales at Orphan Drug Pricing  Prevalence of ANCA vasculitis 6,000 $200K/Pt/Year 5,000 40-75K 50-100K 4,000 3,000 ~5,000 new cases per  ~4,000 new cases per  year in EU year in U.S. 2,000 $50K/Pt/Year 1,000 § CCXI took strategic decision to build U.S. - commercial infrastructure 0 5,000 10,000 15,000 20,000 25,000 Patients § Partner Vifor Pharma will pay teens to ADVOCATE established 52 weeks as reasonable minimum treatment mid‐20’s royalties on any sales in international markets 25 Gross Sales ($MM)̴ ̴ Avacopan’s Potential Multi‐Billion Commercial Opportunity Starts with ANCA Vasculitis ADVOCATE established 52 weeks as a reasonable minimum treatment Illustrative Example of Potential Annual Sales at Orphan Drug Pricing Prevalence of ANCA vasculitis 6,000 $200K/Pt/Year 5,000 40-75K 50-100K 4,000 3,000 ~5,000 new cases per ~4,000 new cases per year in EU year in U.S. 2,000 $50K/Pt/Year 1,000 § CCXI took strategic decision to build U.S. - commercial infrastructure 0 5,000 10,000 15,000 20,000 25,000 Patients § Partner Vifor Pharma will pay teens to ADVOCATE established 52 weeks as reasonable minimum treatment mid‐20’s royalties on any sales in international markets 25 Gross Sales ($MM)

Preparing for U.S. Commercialization

ADVOCATE

- Rheumatologists and nephrologists primarily manage ANCA vasculitis
- Medical Science Liaisons (MSLs) to perform education and awareness role
- Field Force of approximately 50-75 to account for 80% of U.S. market
- ADVOCATE superiority data reveals avacopan's considerable value proposition



Market Penetration
KOLs
< 250 Top Prescribers
~2,750 Health Care Practitioners
30% of Market
80% of Market

26

ChemoCentryx

Summary: Avacopan for ANCA Vasculitis

ADVOCATE

- ADVOCATE trial demonstrates avacopan's superiority over standard of care:
  - Fulfills pre-specified primary endpoint null hypothesis of statistical non-inferiority of remission of acute vasculitis at week 26 vs. standard of care
  - Demonstrates 52 week sustained remission statistical superiority over standard of care
- Compelling evidence supports avacopan's superior profile of therapy versus glucocorticoid standard of care
  - Reduction in overall burden of disease management and improvement in quality of life demonstrated through secondary endpoints including enhanced renal function and improved health-related quality of life
  - Distinct benefit in reduction of steroid-related toxicities
- Regulatory path forward with FDA and EMA submissions expected in 2020
- CCXI preparing for commercialization in the U.S.; Vifor Pharma internationally

27

ChemoCentryx

Avacopan for C3 Glomerulopathy (C3G) 28Avacopan for C3 Glomerulopathy (C3G) 28

Avacopan: Clinical Development in C3G

ACCOLADE

Overview

- Uncontrolled activation of complement system leading to complement protein deposition in the kidney (glomeruli), disrupting kidney function
- Can be life-threatening; half of all with C3G have kidney failure
- Kidney transplant does not cure disease; relapsing is common
- Primarily affects the young; huge economic burden on HC systems

Rationale

- Characterized by C3 <u>but also C5 / C5a</u> deposition in glomeruli
- C5a contributes to inflammatory hypercellularity in the glomeruli, leading to kidney damage
- Avacopan targets C5aR, which blocks the effects of C5a

Current Treatments

No Approved Therapies

- Non-specific treatment approaches include blood pressure control and broad immunosuppression

FDA and EMA Orphan Drug Designations

Study Design

- Randomized (1:1), double-blind, placebo controlled clinical trial in patients with a confirmed diagnosis of C3G
- Two strata: C5b-9 level >244 ng/mL and C5b-9 level ≤244 ng/mL

Primary Endpoint:

- *Percent change in C3G Histologic Index (CHI) at 6 months

Secondary Endpoints:

- Urinary protein:creatinine, MCP-1:creatinine, QOL, and serum creatinine measurements (for eGFR) over course of study



Renal Biopsy Assessments (months)
0
6*
12
Screening
(Biopsy-proven C3G)
Baseline & Randomization
Assess patient C5b-9 levels
Stratum 1
C5b-9 >244 ng/mL
Stratum 2
C5b-9 level ≤244 ng/mL
Avacopan, 30 mg BID (n=22)
Placebo BID (n=22)
Avacopan, 30 mg BID
Avacopan, 30 mg BID (n=22)
Placebo BID (n=22)
Avacopan, 30 mg BID

29

ChemoCentryx

Avacopan for Hidradenitis Suppurativa (HS) 30Avacopan for Hidradenitis Suppurativa (HS) 30

Abundant Data on Complement in Hidradenitis Suppurativa (HS) 31Abundant Data on Complement in Hidradenitis Suppurativa (HS) 31

Avacopan for HS: AURORA Trial Data Read-out Expected in Q3 2020: >300 Patients Enrolled

aurora STUDY

Overview

- Chronic, disabling autoimmune skin disease featuring painful, disfiguring nodules, boils and abscesses
- Progresses frequently; causes keloids, contractures and immobility
- Most common in the armpit, groin and genital regions

Rationale

- Neutrophil-driven disease where C5a involvement is validated
- C5a blockade with avacopan via C5aR offers a strong potential to control neutrophil activation
- Oral application offers advantages over injections or infusions

Current Treatments

- Adalimumab is the only approved drug for HS; widely regarded as only having moderate efficacy
- Still, sales in adalimumab in HS last year >$1B
- Precedent for FDA Orphan Drug Designation for moderate or severe HS

Study Design

- Double-blind, placebo controlled Phase IIb trial
- ~390 moderate to severe HS patients randomized (1:1:1) across ~100 sites
- Placebo crosses over to active at 12 weeks, follow all groups for additional 24 weeks

Primary Endpoint:

- Proportion on patients with clinical response (HiSCR) at 12 weeks

Secondary Endpoints:

- % improvement baseline to week 12
- HS Quality of Life Instrument (HiSQOL) and SF36
- Other validated secondary measurements in HS



HiSCR (weeks)
Screening
(Hurley Stage II-III)
Baseline & Randomization
0
12
36
Avacopan, 30 mg BID
Avacopan, 10 mg BID
Placebo
Avacopan, 30 mg BID

32

ChemoCentryx

CCR2 Inhibitor CCX140 Targeted Approach to Chronic and Orphan Kidney Diseases CCX140 for Focal Segmental Glomerulosclerosis (FSGS) 33CCR2 Inhibitor CCX140 Targeted Approach to Chronic and Orphan Kidney Diseases CCX140 for Focal Segmental Glomerulosclerosis (FSGS) 33

CCR2 Inhibitor CCX140 in FSGS: LUMINA‐1 Data Expected in Q2 2020 LUMINA‐2: Nephrotic Range Proteinuria Primary FSGS  Overview • ≥3 gram/day baseline proteinuria  • Orphan indication ‐ kidney’s filtering units (glomeruli) have scarring • First presentation or new flare following prior effective treatment leading to permanent dysfunction • *Significant decrease in proteinuria from baseline approvable endpoint • Presents with proteinuria, in which protein is found in the urine due LUMINA‐1: Primary FSGS ≥1 gram/day baseline proteinuria to breakdown of normal filtration mechanism • Decrease in proteinuria from baseline potential accelerated approval endpoint • Can causes Nephrotic Syndrome often leading to End Stage Renal • Reduced in decline in eGFR anticipated full approval endpoint Disease (ESRD) Study Assessments –Reduction in Proteinuria from Baseline (weeks) 0 12 26 Rationale Current  Treatments Rescue if no partial response; • CCX140 demonstrated significant  Dose range (n=6‐13) otherwise continue reduction in proteinuria in Phase  No Approved Therapies 5 mg QD‐ 15 mg BID 1 II diabetic nephropathy trial Expand to part 2 • Non-specific treatment approaches include • Histologic lesion from glomerular CCX140 steroids to control injury affecting specialized kidney 5 mg QD (n=10) proteinuria or immuno- filtering cells, especially podocytes Highest Safe Dose 10 mg QD (n=10) suppressants 12 wk. Open‐Label • CCR2 in FSGS kidney ‐ role for 15 mg QD (n=10) CCR2 in renal cell (podocyte) protection Placebo (n=10) 1 Pending favorable results 34 Screening LUMINA‐2 LUMINA‐1 Stratify by Single  proteinuria level & Arm immunosuppressant treatment (Yes/No)CCR2 Inhibitor CCX140 in FSGS: LUMINA‐1 Data Expected in Q2 2020 LUMINA‐2: Nephrotic Range Proteinuria Primary FSGS Overview • ≥3 gram/day baseline proteinuria • Orphan indication ‐ kidney’s filtering units (glomeruli) have scarring • First presentation or new flare following prior effective treatment leading to permanent dysfunction • *Significant decrease in proteinuria from baseline approvable endpoint • Presents with proteinuria, in which protein is found in the urine due LUMINA‐1: Primary FSGS ≥1 gram/day baseline proteinuria to breakdown of normal filtration mechanism • Decrease in proteinuria from baseline potential accelerated approval endpoint • Can causes Nephrotic Syndrome often leading to End Stage Renal • Reduced in decline in eGFR anticipated full approval endpoint Disease (ESRD) Study Assessments –Reduction in Proteinuria from Baseline (weeks) 0 12 26 Rationale Current Treatments Rescue if no partial response; • CCX140 demonstrated significant Dose range (n=6‐13) otherwise continue reduction in proteinuria in Phase No Approved Therapies 5 mg QD‐ 15 mg BID 1 II diabetic nephropathy trial Expand to part 2 • Non-specific treatment approaches include • Histologic lesion from glomerular CCX140 steroids to control injury affecting specialized kidney 5 mg QD (n=10) proteinuria or immuno- filtering cells, especially podocytes Highest Safe Dose 10 mg QD (n=10) suppressants 12 wk. Open‐Label • CCR2 in FSGS kidney ‐ role for 15 mg QD (n=10) CCR2 in renal cell (podocyte) protection Placebo (n=10) 1 Pending favorable results 34 Screening LUMINA‐2 LUMINA‐1 Stratify by Single proteinuria level & Arm immunosuppressant treatment (Yes/No)

Avacopan and CCX140 – Potential for Paradigm Shift in Orphan Inflammatory Diseases Avacopan (C5aR Inhibitor):  • Success in pivotal Phase III ADVOCATE trial in ANCA lays foundation for potential approval • First chemoattractant inhibitor to achieve pivotal trial success in autoimmune / inflammatory disease • Most precise mode of interaction in the complement intervention space • Excellent clinical track record over several years of controlled trials CCR2 Inhibitor CCX140:  • Extensive clinical experience, including a successful 1yr Phase II trial • New science supports role of CCR2 in FSGS and in podocyte biology • FSGS clinical studies (LUMINA trials); LUMINA‐1 enrollment complete, data expected in Q2 2020 • Data in 2020 for LUMINA trials 35Avacopan and CCX140 – Potential for Paradigm Shift in Orphan Inflammatory Diseases Avacopan (C5aR Inhibitor): • Success in pivotal Phase III ADVOCATE trial in ANCA lays foundation for potential approval • First chemoattractant inhibitor to achieve pivotal trial success in autoimmune / inflammatory disease • Most precise mode of interaction in the complement intervention space • Excellent clinical track record over several years of controlled trials CCR2 Inhibitor CCX140: • Extensive clinical experience, including a successful 1yr Phase II trial • New science supports role of CCR2 in FSGS and in podocyte biology • FSGS clinical studies (LUMINA trials); LUMINA‐1 enrollment complete, data expected in Q2 2020 • Data in 2020 for LUMINA trials 35

History of Capital Efficiency and Current Strong Financial Position Financial Highlights End of Quarter Cash and Investments $205.8M cash and investments  at September 30, 2019  Excludes $100M credit facility secured in 2020 History of non‐dilutive funding from successful partnering strategy / funding  (while retaining 100% US rights) • Presence of anti‐neutrophil cytoplasmic auto‐antibodies (ANCA) $85M in May 2016 – avacopan • Leads to complement system activation and C5a generation $50M in December 2016 – CCX140 • C5a via C5aR is main activator of neutrophils • Neutrophils inflame and destroy blood vessels = vasculitis $20M in February 2017 – avacopan Asia (excl.China) $50M in January 2018 – avacopan CMA validation *Proforma gives effect to cash commitments and milestones earned but not received until $21.5M in June 2018 – China rights subsequent periods. 36 $ (MM)History of Capital Efficiency and Current Strong Financial Position Financial Highlights End of Quarter Cash and Investments $205.8M cash and investments at September 30, 2019 Excludes $100M credit facility secured in 2020 History of non‐dilutive funding from successful partnering strategy / funding (while retaining 100% US rights) • Presence of anti‐neutrophil cytoplasmic auto‐antibodies (ANCA) $85M in May 2016 – avacopan • Leads to complement system activation and C5a generation $50M in December 2016 – CCX140 • C5a via C5aR is main activator of neutrophils • Neutrophils inflame and destroy blood vessels = vasculitis $20M in February 2017 – avacopan Asia (excl.China) $50M in January 2018 – avacopan CMA validation *Proforma gives effect to cash commitments and milestones earned but not received until $21.5M in June 2018 – China rights subsequent periods. 36 $ (MM)

What's Next? A Historic Year for CCXI

Avacopan in ANCA Vasculitis	'2020 4-SIGHT' 4 Topline Readouts Expected in 2020
• Full analysis of ADVOCATE data and publication • Regulatory filings to FDA and EMA expected in 2020 • Build CCXI commercial infrastructure for U.S. • Ex-US marketing alliance with Vifor Pharma with excellent economics	1. LUMINA-1 trial of CCX140 in Sub-Nephrotic Primary Focal Segmental Glomerulosclerosis (FSGS) in Q2 2. AURORA trial of avacopan in Hidradenitis Suppurativa (HS) in Q3 3. LUMINA-2 trial of CCX140 in Nephrotic Syndrome Primary FSGS 4. ACCOLADE trial of avacopan in C3 Glomerulopathy (C3G)

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